     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 1998


                                                      REGISTRATION NO. 333-56549
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2
                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                       HOME PRODUCTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3089                            36-4147027
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                  SELFIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3089                            36-2490451
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 SHUTTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             ILLINOIS                             3089                            36-3572036
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               TAMOR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MASSACHUSETTS                           3089                            04-2073885
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                         SEYMOUR HOUSEWARES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3089                            35-1873567
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                JAMES R. TENNANT
                            CHIEF EXECUTIVE OFFICER
                 4501 WEST 47TH STREET, CHICAGO, ILLINOIS 60632
                                 (773) 890-1010
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                WITH A COPY TO:

                            KENNETH G. KOLMIN, ESQ.
                         SONNENSCHEIN NATH & ROSENTHAL
                   8000 SEARS TOWER, CHICAGO, ILLINOIS 60606
                                 (312) 876-8000

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM       PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF            AMOUNT TO BE          OFFERING PRICE           AGGREGATE              AMOUNT OF
   SECURITIES TO BE REGISTERED           REGISTERED              PER UNIT            OFFERING PRICE        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
9 5/8% Senior Subordinated Notes
  due 2008........................      $125,000,000               100%               $125,000,000            $36,875(1)
------------------------------------------------------------------------------------------------------------------------------
Guarantees of the 9 5/8% Senior
  Subordinated Notes..............          (2)                    (2)                $125,000,000               (2)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Previously paid.
(2) This Registration Statement covers the Guarantees to be issued by certain subsidiaries of Home Products International, Inc. of its obligations under the 9 5/8% Senior Subordinated Notes. Such Guarantees are to be issued for no additional consideration, and therefore no registration fee is required.
                            ------------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Amendment No. 2 to the Registration Statement of Home Products International, Inc. on Form S-4, No. 333-56549 is being filed for the sole purpose of adding Exhibit 23.1.9, which is the consent of Ernst & Young LLP, the independent auditors with respect to the consolidated financial statements of Seymour Sales Corporation and its subsidiaries as contained in the Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on July 14, 1998.


                                          HOME PRODUCTS INTERNATIONAL, INC.

                                          By      /s/ JAMES R. TENNANT

                                            ------------------------------------
                                                     James R. Tennant
                                                Chairman of the Board and
                                                 Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


                   SIGNATURE                                      TITLE                       DATE
                   ---------                                      -----                       ----

              /s/ JAMES R. TENNANT                Chairman of the Board of Directors and  July 14, 1998
------------------------------------------------    Chief Executive Officer (Principal
                James R. Tennant                    Executive Officer)

             /s/ JAMES E. WINSLOW*                Executive Vice President, Chief         July 14, 1998
------------------------------------------------    Financial Officer and Secretary
                James E. Winslow                    (Principal Financial and Principal
                                                    Accounting Officer)

                                                  Director                                July  , 1998
------------------------------------------------
              Charles R. Campbell

                   SIGNATURE                                      TITLE                       DATE
                   ---------                                      -----                       ----

               /s/ JOSEPH GANTZ*                  Director                                July 14, 1998
------------------------------------------------
                  Joseph Gantz

                                                  Director                                July   , 1998
------------------------------------------------
               Stephen P. Murray

              /s/ MARSHALL RAGIR*                 Director                                July 14, 1998
------------------------------------------------
                 Marshall Ragir

                                                  Director                                July   , 1998
------------------------------------------------
             Jeffrey C. Rubenstein

              /s/ DANIEL B. SHURE*                Director                                July 14, 1998
------------------------------------------------
                Daniel B. Shure

              /s/ JOEL D. SPUNGIN*                Director                                July 14, 1998
------------------------------------------------
                Joel D. Spungin

            *By /s/ JAMES R. TENNANT
  -------------------------------------------
                James R. Tennant
                Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on July 14, 1998.


                                          SELFIX, INC.

                                          By      /s/ JAMES R. TENNANT
                                            ------------------------------------

                                                      James R. Tennant
                                             Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                /s/ JAMES R. TENNANT                   Chairman of the Board of           July 14, 1998
-----------------------------------------------------    Directors (Principal) Executive
                  James R. Tennant                       Officer)

                /s/ JAMES E. WINSLOW*                  Secretary (Principal Financial     July 14, 1998
-----------------------------------------------------    and Principal Accounting
                  James E. Winslow                       Officer)

                                                       Director                           July   , 1998
-----------------------------------------------------
                 Charles R. Campbell

                 /s/ MARSHALL RAGIR*                   Director                           July 14, 1998
-----------------------------------------------------
                   Marshall Ragir

                                                       Director                           July   , 1998
-----------------------------------------------------
                Jeffrey C. Rubenstein

                /s/ DANIEL B. SHURE*                   Director                           July 14, 1998
-----------------------------------------------------
                   Daniel B. Shure

                /s/ JOEL D. SPUNGIN*                   Director                           July 14, 1998
-----------------------------------------------------
                   Joel D. Spungin

              *By /s/ JAMES R. TENNANT
  -------------------------------------------------
                  James R. Tennant
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on July 14, 1998.


                                          SHUTTERS, INC.

                                          By      /s/ JAMES R. TENNANT

                                            ------------------------------------
                                                      James R. Tennant
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


                      SIGNATURE                                       TITLE                     DATE
                      ---------                                       -----                     ----

                /s/ JAMES R. TENNANT                     President and Director             July 14, 1998
-----------------------------------------------------      (Principal Executive Officer)
                  James R. Tennant

                /s/ JAMES E. WINSLOW*                    Secretary and Director             July 14, 1998
-----------------------------------------------------      (Principal Financial and
                  James E. Winslow                         Principal Accounting Officer)

              *By /s/ JAMES R. TENNANT
  -------------------------------------------------
                  James R. Tennant
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on July 14, 1998.


                                          TAMOR CORPORATION, INC.

                                          By      /s/ JAMES R. TENNANT
                                            ------------------------------------
                                                     James R. Tennant
                                            Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


                      SIGNATURE                                       TITLE                    DATE
                      ---------                                       -----                    ----

                /s/ JAMES R. TENNANT                     Chairman of the Board of          July 14, 1998
-----------------------------------------------------      Directors (Principal Executive
                  James R. Tennant                         Officer)

                /s/ JAMES E. WINSLOW*                    President, Treasurer and Clerk    July 14, 1998
-----------------------------------------------------      (Principal Financial and
                  James E. Winslow                         Principal Accounting Officer)

              *By /s/ JAMES R. TENNANT
  -------------------------------------------------
                  James R. Tennant
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on July 14, 1998.


                                          SEYMOUR HOUSEWARES CORPORATION

                                          By      /s/ JAMES R. TENNANT
                                            ------------------------------------
                                                      James R. Tennant
                                             Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities and as of the dates indicated.


                      SIGNATURE                                       TITLE                     DATE
                      ---------                                       -----                     ----

                /s/ JAMES R. TENNANT                     Chairman of the Board of           July 14, 1998
-----------------------------------------------------      Directors (Principal
                  James R. Tennant                         Executive Officer)

                /s/ JAMES E. WINSLOW*                    Senior Vice President, Chief       July 14, 1998
-----------------------------------------------------      Financial Officer and
                  James E. Winslow                         Secretary (Principal
                                                           Financial and Principal
                                                           Accounting Officer)

              *By /s/ JAMES R. TENNANT
  -------------------------------------------------
                  James R. Tennant
                  Attorney-in-Fact

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          1.1.1*         -- Purchase Agreement between Home Products International,
                            Inc., Selfix, Inc., Seymour Housewares Corporation,
                            Shutters, Inc., Tamor Corporation, Chase Securities Inc.
                            and NationsBanc Montgomery Securities, LLC dated May 7,
                            1998.
          3.1.1*         -- Amended and Restated Certificate of Incorporation of Home
                            Products International, Inc.
          3.1.2*         -- Certificate of Incorporation of Selfix, Inc., as amended.
          3.1.3*         -- Certificate of Incorporation of Seymour Housewares
                            Corporation, as amended.
          3.1.4*         -- Articles of Incorporation of Tamor Corporation, as
                            amended.
          3.1.5*         -- Articles of Incorporation of Shutters, Inc., as amended.
          3.2.1          -- By-laws of Home Products International, Inc.
          3.2.2*         -- By-laws of Selfix, Inc.
          3.2.3*         -- By-laws of Seymour Housewares Corporation.
          3.2.4*         -- By-laws of Tamor Corporation.
          3.2.5*         -- By-laws of Shutters, Inc.
          4.1.1*         -- Indenture between Home Produces International, Inc., the
                            Subsidiary Guarantors (as defined therein) and LaSalle
                            National Bank dated May 14, 1998.
          4.1.2*         -- Specimen Certificate of 9 5/8% Senior Subordinated Notes
                            due 2008 ("Original Notes") (included in Exhibit 4.1.1
                            hereto).
          4.1.3*         -- Specimen Certificate of 9 5/8% Senior Subordinated Notes
                            due 2008 (the "Exchange Notes") (included in Exhibit
                            4.1.1 hereto).
          4.1.4*         -- Exchange and Registration Rights Agreement, by and among
                            Home Products International, Inc., Chase Securities Inc.
                            and NationsBanc Montgomery Securities LLC dated May 14,
                            1998.
          5.1.1*         -- Opinion of Sonnenschein Nath & Rosenthal Regarding
                            Legality.
         10.1.1*         -- Credit Agreement among Home Products International, Inc., the several banks and other financial institutions or
                            entities from time to time parties to the Credit
                            Agreement and the Chase Manhattan Bank, as Administrative
                            Agent, dated May 14, 1998.
         12.1.1*         -- Statement Regarding Computation of Earnings to Fixed
                            Charges.
         21.1.1*         -- List of Subsidiaries.
         23.1.1*         -- Consent of Arthur Andersen LLP.
         23.1.2*         -- Consent of Grant Thorton LLP.
         23.1.3*         -- Consent of Ernst & Young LLP.
         23.1.4*         -- Consent of Sonnenschein Nath & Rosenthal (included in
                            Exhibit 5.1.1 hereto).
         23.1.5*         -- Consent of Arthur Andersen LLP.
         23.1.6*         -- Consent of Grant Thornton LLP.
         23.1.7*         -- Consent of Ernst & Young LLP.
         23.1.8*         -- Consent of BDO Seidman, LLP.
         23.1.9**        -- Consent of Ernst & Young LLP.
         24.1.1*         -- Power of Attorney (included with the signature page to
                            the Registration Statement).
         25.1.1*         -- Statement of Eligibility of Trustee, as amended.
         99.1.1*         -- Form of Letter of Transmittal.


---------------

*  Previously filed.
** Filed herewith.